                                                                      Exhibit 21


                         General Growth Properties, Inc.

                              List of Subsidiaries

General Growth Properties, Inc. has a controlling interest in the following entities:
--------------------------------------------------------------------------------

======================================================================================================

                                                                             STATE OF
ENTITY                                                                INCORPORATION/FORMATION
------------------------------------------------------------------------------------------------------
    BAY SHORE MALL, INC.                                                     DELAWARE
------------------------------------------------------------------------------------------------------
    CAPITAL MALL, INC.                                                       DELAWARE
------------------------------------------------------------------------------------------------------
    CENTURY PLAZA, INC.                                                      DELAWARE
------------------------------------------------------------------------------------------------------
    COASTLAND CENTER, INC.                                                   DELAWARE
------------------------------------------------------------------------------------------------------
    EAGLE RIDGE MALL, INC.                                                   DELAWARE
------------------------------------------------------------------------------------------------------
    EDEN PRAIRIE MALL, INC.                                                  DELAWARE
------------------------------------------------------------------------------------------------------
    GENERAL GROWTH BAYBROOK MALL, INC.                                       DELAWARE
------------------------------------------------------------------------------------------------------
    GENERAL GROWTH - WESTLAKE (GP), INC.                                     DELAWARE
------------------------------------------------------------------------------------------------------
    GGP 110, INC.                                                            DELAWARE
------------------------------------------------------------------------------------------------------
    GGP ALA MOANA, INC.                                                      DELAWARE
------------------------------------------------------------------------------------------------------
    GGP-FINANCE SUB, INC.                                                    DELAWARE
------------------------------------------------------------------------------------------------------
    GGP GATEWAY MALL, INC.                                                   DELAWARE
------------------------------------------------------------------------------------------------------
    GGP KAPIOLANI DEVELOPMENT, INC.                                          DELAWARE
------------------------------------------------------------------------------------------------------
    GGP-LAKEVIEW SQUARE, INC.                                                DELAWARE
------------------------------------------------------------------------------------------------------
    GGP-LANSING MALL, INC.                                                   DELAWARE
------------------------------------------------------------------------------------------------------
    GGP-SOUTH SHORE PARTNERS, INC.                                           DELAWARE
------------------------------------------------------------------------------------------------------
    GGP-TUSCON MALL, INC                                                     DELAWARE
------------------------------------------------------------------------------------------------------
    GRANDVILLE MALL, INC.                                                    DELAWARE
------------------------------------------------------------------------------------------------------
    GRANDVILLE MALL II, INC.                                                 DELAWARE
------------------------------------------------------------------------------------------------------
    GREENWOOD MALL, INC.                                                     DELAWARE
------------------------------------------------------------------------------------------------------
    KALAMAZOO MALL, INC.                                                     DELAWARE
------------------------------------------------------------------------------------------------------
    KNOLLWOOD MALL, INC.                                                     DELAWARE
------------------------------------------------------------------------------------------------------
    MALL ST. VINCENT, INC.                                                   DELAWARE
------------------------------------------------------------------------------------------------------
    MARKET PLACE OUTPARCEL, INC.                                             DELAWARE
------------------------------------------------------------------------------------------------------
    MSAB HOLDINGS, INC.                                                      DELAWARE
------------------------------------------------------------------------------------------------------
    OKLAHOMA MALL, INC.                                                      DELAWARE
------------------------------------------------------------------------------------------------------
    PIERRE BOSSIER MALL, INC.                                                DELAWARE
------------------------------------------------------------------------------------------------------
    SPRING HILL MALL, INC.                                                   DELAWARE
------------------------------------------------------------------------------------------------------
    ST. CLOUD MALL, INC.                                                     DELAWARE
------------------------------------------------------------------------------------------------------
    TOWN EAST MALL, INC.                                                     DELAWARE
------------------------------------------------------------------------------------------------------
    TRACY MALL, INC.                                                         DELAWARE
------------------------------------------------------------------------------------------------------
    VALLEY HILLS MALL, INC.                                                  DELAWARE
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
GENERAL GROWTH FINANCE SPE, INC.                                             DELAWARE
------------------------------------------------------------------------------------------------------
GGP LIMITED PARTNERSHIP                                                      DELAWARE
======================================================================================================

General Growth Finance SPE, Inc. has a controlling interest in the following entities:
--------------------------------------------------------------------------------

======================================================================================================
                                                                             STATE OF
ENTITY                                                                INCORPORATION/FORMATION
------------------------------------------------------------------------------------------------------
    CHAMPAIGN MARKET PLACE, INC.                                            DELAWARE
------------------------------------------------------------------------------------------------------
    FALLBROOK SQUARE, INC.                                                  DELAWARE
------------------------------------------------------------------------------------------------------
    GGP-WESTWOOD MALL, INC.                                                 DELAWARE
------------------------------------------------------------------------------------------------------
    SOUTHLAKE MALL, INC.                                                    DELAWARE
======================================================================================================


GGP Limited Partnership has a controlling interest in the following entities:
-----------------------------------------------------------------------------

======================================================================================================
                                                                             STATE OF
ENTITY                                                                INCORPORATION/FORMATION
------------------------------------------------------------------------------------------------------
    DAYJAY ASSOCIATES  (50% ownership)                                       OKLAHOMA
------------------------------------------------------------------------------------------------------
    GENERAL GROWTH - WESTLAKE, L.P.                                          DELAWARE
------------------------------------------------------------------------------------------------------
    GGP FINANCE L.L.C.                                                       DELAWARE
------------------------------------------------------------------------------------------------------
    GGP-JORDAN CREEK L.L.C.                                                  DELAWARE
------------------------------------------------------------------------------------------------------
    GGP-TUSCON MALL L.L.C.                                                   DELAWARE
------------------------------------------------------------------------------------------------------
    GG DR, L.L.C.                                                            ILLINOIS
------------------------------------------------------------------------------------------------------
    GGP 110 HOLDING L.L.C.                                                   DELAWARE
------------------------------------------------------------------------------------------------------
    GGP 110 L.L.C.                                                           DELAWARE
------------------------------------------------------------------------------------------------------
    GREENWOOD MALL L.L.C.                                                    DELAWARE
------------------------------------------------------------------------------------------------------
    MALL ST. VINCENT, L.P.                                                   DELAWARE
------------------------------------------------------------------------------------------------------
    MSAB HOLDINGS L.L.C.                                                     DELAWARE
-------------------------------------------------------------------------------------------------------
    NORTHWEST OHIO MALL L.L.C.                                               DELAWARE
------------------------------------------------------------------------------------------------------
    OKLAHOMA MALL L.L.C.                                                     DELAWARE
------------------------------------------------------------------------------------------------------
    ST. CLOUD MALL L.L.C.                                                    DELAWARE
------------------------------------------------------------------------------------------------------
    TOWN EAST MALL PARTNERSHIP                                                 TEXAS
    (50% ownership)
------------------------------------------------------------------------------------------------------
    TOWN EAST MALL, L.P.                                                     DELAWARE
------------------------------------------------------------------------------------------------------
    WESTLAKE RETAIL ASSOCIATES, LTD.                                           TEXAS
    (50% ownership)
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
GGPLP L.L.C.                                                                 DELAWARE
------------------------------------------------------------------------------------------------------
GGP HOLDING, INC.                                                            DELAWARE
------------------------------------------------------------------------------------------------------
GGP IVANHOE, INC.                                                            DELAWARE
------------------------------------------------------------------------------------------------------
GGP IVANHOE III, INC.                                                        DELAWARE
------------------------------------------------------------------------------------------------------
GENERAL GROWTH MANAGEMENT, INC.                                              DELAWARE
======================================================================================================

GGPLP L.L.C. has a controlling interest in the following entities:
-----------------------------------------------------------------

======================================================================================================
                                                                             STATE OF
ENTITY                                                                INCORPORATION/FORMATION
------------------------------------------------------------------------------------------------------
    BAKERSFIELD MALL LLC                                                     DELAWARE
------------------------------------------------------------------------------------------------------
    BAYBROOK MALL, L.P.                                                      DELAWARE
------------------------------------------------------------------------------------------------------
    BAY SHORE MALL PARTNERS                                                 CALIFORNIA
------------------------------------------------------------------------------------------------------
    BAY SHORE MALL II L.L.C.                                                 DELAWARE
------------------------------------------------------------------------------------------------------
    BELLIS FAIR PARTNERS                                                    WASHINGTON
------------------------------------------------------------------------------------------------------
    BIRCHWOOD MALL PARTNERS L.L.C.                                           MICHIGAN
------------------------------------------------------------------------------------------------------
    BOSSIER OUTPARCEL, L.P.                                                  DELAWARE
------------------------------------------------------------------------------------------------------
    BOULEVARD MALL I LLC                                                      NEVADA
------------------------------------------------------------------------------------------------------
    BOULEVARD MALL II LLC                                                     NEVADA
------------------------------------------------------------------------------------------------------
    BOULEVARD ASSOCIATES                                                      NEVADA
------------------------------------------------------------------------------------------------------
    CAPITAL MALL L.L.C.                                                      DELAWARE
------------------------------------------------------------------------------------------------------
    CENTURY PLAZA L.L.C.                                                     DELAWARE
------------------------------------------------------------------------------------------------------
    CHAMPAIGN MARKET PLACE L.L.C.                                            DELAWARE
------------------------------------------------------------------------------------------------------
    CHAPEL HILLS MALL L.L.C.                                                 DELAWARE
------------------------------------------------------------------------------------------------------
    COASTLAND CENTER, L.P.                                                   DELAWARE
------------------------------------------------------------------------------------------------------
    COLONY SQUARE MALL L.L.C.                                                DELAWARE
------------------------------------------------------------------------------------------------------
    COLUMBIA MALL L.L.C.                                                     DELAWARE
------------------------------------------------------------------------------------------------------
    EAGLE RIDGE MALL, L.P.                                                   DELAWARE
------------------------------------------------------------------------------------------------------
    EDEN PRAIRIE MALL L.L.C.                                                 DELAWARE
------------------------------------------------------------------------------------------------------
    FALLBROOK SQUARE PARTNERS LIMITED PARTNERSHIP                           CALIFORNIA
------------------------------------------------------------------------------------------------------
    FALLBROOK SQUARE PARTNERS L.L.C.                                         DELAWARE
------------------------------------------------------------------------------------------------------
    FALLBROOK SQUARE PARTNERS II, L.P.                                       DELAWARE
------------------------------------------------------------------------------------------------------
    FOX RIVER PLAZA NORTH L.L.C.                                             DELAWARE
------------------------------------------------------------------------------------------------------
    FOX RIVER SHOPPING CENTER L.L.P.                                         WISCONSIN
------------------------------------------------------------------------------------------------------
    GGP ALA MOANA HOLDINGS L.L.C.                                            DELAWARE
------------------------------------------------------------------------------------------------------
    GGP ALA MOANA L.L.C.                                                     DELAWARE
------------------------------------------------------------------------------------------------------
    GGP GATEWAY MALL L.L.C.                                                  DELAWARE
------------------------------------------------------------------------------------------------------
    GGP GRANDVILLE L.L.C.                                                    DELAWARE
------------------------------------------------------------------------------------------------------
    GGP GRANDVILLE II L.L.C.                                                 DELAWARE
------------------------------------------------------------------------------------------------------
    GGP GRANDVILLE LAND L.L.C.                                               DELAWARE
------------------------------------------------------------------------------------------------------
    GGP KAPIOLANI DEVELOPMENT L.L.C.                                         DELAWARE
------------------------------------------------------------------------------------------------------
    GRAND TRAVERSE MALL PARTNERS                                               IOWA
------------------------------------------------------------------------------------------------------
    KALAMAZOO MALL L.L.C.                                                    DELAWARE
------------------------------------------------------------------------------------------------------
    KNOLLWOOD COMPANY, L.P.                                                  MINNESOTA
------------------------------------------------------------------------------------------------------
    LAKEVIEW SQUARE LIMITED PARTNERSHIP                                      DELAWARE
------------------------------------------------------------------------------------------------------
    LANSING MALL LIMITED PARTNERSHIP                                         DELAWARE
------------------------------------------------------------------------------------------------------
    LOCKPORT L.L.C.                                                          NEW YORK
------------------------------------------------------------------------------------------------------
    MALL OF THE BLUFFS PARTNERS L.L.C.                                         IOWA
------------------------------------------------------------------------------------------------------
    MARKET PLACE OUTPARCEL L.L.C.                                            DELAWARE
======================================================================================================


======================================================================================================
                                                                             STATE OF
ENTITY                                                                INCORPORATION/FORMATION
------------------------------------------------------------------------------------------------------
    OAKWOOD HILLS MALL PARTNERS L.L.P.                                       WISCONSIN
------------------------------------------------------------------------------------------------------
    PARK MALL L.L.C.                                                         DELAWARE
------------------------------------------------------------------------------------------------------
    PIEDMONT MALL L.L.C.                                                     VIRGINIA
------------------------------------------------------------------------------------------------------
    PIERRE BOSSIER MALL, L.P.                                                DELAWARE
------------------------------------------------------------------------------------------------------
    PINES MALL PARTNERS                                                        IOWA
------------------------------------------------------------------------------------------------------
    RIO WEST L.L.C.                                                          DELAWARE
------------------------------------------------------------------------------------------------------
    RIVER HILLS MALL L.L.P.                                                  MINNESOTA
------------------------------------------------------------------------------------------------------
    RIVER FALLS MALL PARTNERS                                                  IOWA
------------------------------------------------------------------------------------------------------
    ROCHESTER MALL LLC                                                       DELAWARE
------------------------------------------------------------------------------------------------------
    SOONER FASHION MALL L.L.C.                                               DELAWARE
------------------------------------------------------------------------------------------------------
    SOUTH SHORE PARTNERS, L.P.                                              WASHINGTON
------------------------------------------------------------------------------------------------------
    SOUTHLAKE MALL L.L.C.                                                    DELAWARE
------------------------------------------------------------------------------------------------------
    SOUTHWEST DENVER LAND L.L.C.                                             DELAWARE
------------------------------------------------------------------------------------------------------
    SOUTHWEST PLAZA L.L.C.                                                   DELAWARE
------------------------------------------------------------------------------------------------------
    SPRING HILL MALL L.L.C.                                                  DELAWARE
------------------------------------------------------------------------------------------------------
    TRACY MALL PARTNERS I L.L.C.                                             DELAWARE
------------------------------------------------------------------------------------------------------
    TRACY MALL PARTNERS, L.P.                                                DELAWARE
------------------------------------------------------------------------------------------------------
    TRACY MALL PARTNERS II, L.P.                                             DELAWARE
------------------------------------------------------------------------------------------------------
    VALLEY HILLS MALL L.L.C.                                                 DELAWARE
------------------------------------------------------------------------------------------------------
    WESTWOOD LAND L.L.C.                                                     DELAWARE
------------------------------------------------------------------------------------------------------
    WESTWOOD MALL LIMITED PARTNERSHIP                                        DELAWARE
======================================================================================================


GGP Holding, Inc. has a controlling interest in the following entities:
----------------------------------------------------------------------

======================================================================================================
                                                                             STATE OF
ENTITY                                                                INCORPORATION/FORMATION
------------------------------------------------------------------------------------------------------
    BAKERSFIELD MALL, INC.                                                   DELAWARE
------------------------------------------------------------------------------------------------------
    BEXAR MCCRELESS CORP.                                                    DELAWARE
------------------------------------------------------------------------------------------------------
    BOULEVARD MALL, INC.                                                     DELAWARE
------------------------------------------------------------------------------------------------------
    CALEDONIAN HOLDING COMPANY, INC.                                         DELAWARE
------------------------------------------------------------------------------------------------------
    DELTA INVESTMENTS LTD.                                                    NEVADA
------------------------------------------------------------------------------------------------------
    GGP AMERICAN HOLDINGS INC.                                               DELAWARE
------------------------------------------------------------------------------------------------------
    GGP AMERICAN PROPERTIES INC.                                             DELAWARE
------------------------------------------------------------------------------------------------------
    GGP-ROCHESTER MALL, INC.                                                 DELAWARE
------------------------------------------------------------------------------------------------------
    HAWKEYE PROPERTIES, INC.                                                  NEVADA
------------------------------------------------------------------------------------------------------
    JPT LIMITED                                                               NEVADA
------------------------------------------------------------------------------------------------------
    LA PLACE SHOPPING CORP.                                                  DELAWARE
------------------------------------------------------------------------------------------------------
    MJ, INC.                                                                  NEVADA
------------------------------------------------------------------------------------------------------
    MJF INVESTMENTS CORPORATION                                               NEVADA
======================================================================================================


======================================================================================================
                                                                             STATE OF
ENTITY                                                                INCORPORATION/FORMATION
------------------------------------------------------------------------------------------------------
    PACIFIC REALTY INC.                                                       NEVADA
------------------------------------------------------------------------------------------------------
    PARIS PROPERTIES INC.                                                     NEVADA
------------------------------------------------------------------------------------------------------
    RASCAP REALTY, LTD.                                                      NEW YORK
------------------------------------------------------------------------------------------------------
    RS PROPERTIES, INC.                                                      DELAWARE
------------------------------------------------------------------------------------------------------
    STERLING FINANCIAL LTD.                                                   NEVADA
------------------------------------------------------------------------------------------------------
    U.K. AMERICAN PROPERTIES, INC.                                           DELAWARE
------------------------------------------------------------------------------------------------------
    U.K.-LASALLE, INC.                                                       DELAWARE
======================================================================================================


GGP Ivanhoe, Inc. has a controlling interest in the following entities:
----------------------------------------------------------------------

======================================================================================================
                                                                             STATE OF
ENTITY                                                                INCORPORATION/FORMATION
------------------------------------------------------------------------------------------------------
    GGP IVANHOE SERVICES, INC.                                               DELAWARE
------------------------------------------------------------------------------------------------------
    OAKS MALL GAINESVILLE
    LIMITED PARTNERSHIP                                                      DELAWARE
------------------------------------------------------------------------------------------------------
    OAKS MALL GAINESVILLE II, INC.                                           DELAWARE
------------------------------------------------------------------------------------------------------
    WESTROADS LAND L.L.C.                                                    DELAWARE
------------------------------------------------------------------------------------------------------
    WESTROADS MALL L.L.C.                                                    DELAWARE
------------------------------------------------------------------------------------------------------
    WESTROADS MALL II, INC.                                                  DELAWARE
======================================================================================================


GGP Ivanhoe III, Inc. has a controlling interest in the following entities:
--------------------------------------------------------------------------


======================================================================================================
                                                                             STATE OF
ENTITY                                                                INCORPORATION/FORMATION
------------------------------------------------------------------------------------------------------
    CHATTANOOGA MALL, INC.                                                   DELAWARE
------------------------------------------------------------------------------------------------------
    EASTRIDGE SHOPPING CENTER, INC.                                          DELAWARE
------------------------------------------------------------------------------------------------------
    EASTRIDGE SHOPPING CENTER L.L.C.                                         DELAWARE
------------------------------------------------------------------------------------------------------
    GENERAL GROWTH OAK VIEW MALL, INC.                                       DELAWARE
------------------------------------------------------------------------------------------------------
    GGP SAVANNAH L.L.C.                                                      DELAWARE
------------------------------------------------------------------------------------------------------
    GGP IVANHOE II, INC.                                                     DELAWARE
------------------------------------------------------------------------------------------------------
    GGP IVANHOE III SERVICES, INC.                                           DELAWARE
------------------------------------------------------------------------------------------------------
    NORTHGATE MALL L.L.C.                                                    DELAWARE
------------------------------------------------------------------------------------------------------
    OAKVIEW MALL L.L.C.                                                      DELAWARE
------------------------------------------------------------------------------------------------------
    OGLETHORPE MALL, INC.                                                    DELAWARE
------------------------------------------------------------------------------------------------------
    OGLETHORPE MALL L.L.C.                                                   DELAWARE
------------------------------------------------------------------------------------------------------
    LANCASTER TRUST                                                          ILLINOIS
------------------------------------------------------------------------------------------------------
    LANDMARK MALL, INC.                                                      DELAWARE
------------------------------------------------------------------------------------------------------
    LANDMARK MALL L.L.C.                                                     DELAWARE
======================================================================================================


======================================================================================================
                                                                             STATE OF
ENTITY                                                                INCORPORATION/FORMATION
------------------------------------------------------------------------------------------------------
    MAYFAIR PROPERTY INC.                                                    DELAWARE
------------------------------------------------------------------------------------------------------
    PARCITY, INC.                                                            NEW YORK
------------------------------------------------------------------------------------------------------
    PC LANCASTER, INC.                                                       DELAWARE
------------------------------------------------------------------------------------------------------
    PARCIT-IIP LANCASTER VENTURE                                             ILLINOIS
======================================================================================================


General Growth Management, Inc. has a controlling interest in the following entities
--------------------------------------------------------------------------------

======================================================================================================
                                                                             STATE OF
ENTITY                                                                INCORPORATION/FORMATION
------------------------------------------------------------------------------------------------------
    GGMI MALLIBU, INC.                                                       DELAWARE
------------------------------------------------------------------------------------------------------
    GGMI NATIONAL MALL NETWORK, INC.                                         DELAWARE
------------------------------------------------------------------------------------------------------
    GGP CONTRACTOR, INC.                                                     DELAWARE
------------------------------------------------------------------------------------------------------
    GGP LH HOLDINGS L.L.C.                                                   DELAWARE
------------------------------------------------------------------------------------------------------
    GGP TITLE, INC.                                                          DELAWARE
------------------------------------------------------------------------------------------------------
    HOMART MANAGEMENT CO.                                                    DELAWARE
------------------------------------------------------------------------------------------------------
    HOMART MANAGEMENT CO. -                                                  DELAWARE
    CONNECTICUT
------------------------------------------------------------------------------------------------------
    HOMART MANAGEMENT CO. - FLORIDA                                          DELAWARE
------------------------------------------------------------------------------------------------------
    HOMART MANAGEMENT CO. - GEORGIA                                          DELAWARE
------------------------------------------------------------------------------------------------------
    HOMART MANAGEMENT CO. - HAWAII                                           DELAWARE
------------------------------------------------------------------------------------------------------
    HOMART MANAGEMENT CO. - ILLINOIS                                         DELAWARE
------------------------------------------------------------------------------------------------------
    HOMART MANAGEMENT CO. - MINNESOTA                                        DELAWARE
------------------------------------------------------------------------------------------------------
    HOMART MANAGEMENT CO. -                                                  DELAWARE
    PENNSYLVANIA
------------------------------------------------------------------------------------------------------
    HOMART MANAGEMENT CO. - TEXAS                                              TEXAS
------------------------------------------------------------------------------------------------------
    HOMART MANAGEMENT CO. - WEST                                             DELAWARE
    VIRGINIA
------------------------------------------------------------------------------------------------------
    NATIONAL MALL NETWORK LLC                                                DELAWARE
======================================================================================================


GGP Limited Partnership has a 50% interest in the following entities
--------------------------------------------------------------------

======================================================================================================
                                                                             STATE OF
ENTITY                                                                INCORPORATION/FORMATION
------------------------------------------------------------------------------------------------------
GGP/HOMART, INC.                                                             DELAWARE
------------------------------------------------------------------------------------------------------
GGP/HOMART II, L.L.C.                                                        DELAWARE
------------------------------------------------------------------------------------------------------

======================================================================================================

GGP/Homart, Inc. has a controlling interest in the following entities:
---------------------------------------------------------------------

======================================================================================================
                                                                             STATE OF
ENTITY                                                                INCORPORATION/FORMATION
------------------------------------------------------------------------------------------------------
     ALAMEDA MALL ASSOCIATES                                                 ILLINOIS
------------------------------------------------------------------------------------------------------
     ALAMEDA MALL L.L.C.                                                     DELAWARE
------------------------------------------------------------------------------------------------------
     BAY CITY MALL ASSOCIATES                                                MICHIGAN
------------------------------------------------------------------------------------------------------
     C.V. CENTER L.L.C.                                                      DELAWARE
------------------------------------------------------------------------------------------------------
     EAST MESA LAND L.L.C.  (33 1/3% ownership)                               ARIZONA
------------------------------------------------------------------------------------------------------
     EAST MESA MALL L.L.C.   (50% ownership)                                  ARIZONA
------------------------------------------------------------------------------------------------------
     GENERAL GROWTH WOODLANDS ONE, INC.                                      DELAWARE
------------------------------------------------------------------------------------------------------
     GENERAL GROWTH WOODLANDS TWO, INC.                                      DELAWARE
------------------------------------------------------------------------------------------------------
     GGP-ARROWHEAD, INC.                                                     DELAWARE
------------------------------------------------------------------------------------------------------
     GGP-BAY CITY ONE, INC.                                                  DELAWARE
------------------------------------------------------------------------------------------------------
     GGP-BAY CITY TWO, INC.                                                  DELAWARE
------------------------------------------------------------------------------------------------------
     GGP-BRASS MILL, INC.                                                    DELAWARE
------------------------------------------------------------------------------------------------------
     GGP-BUCKLAND HILLS ONE, INC.                                            DELAWARE
------------------------------------------------------------------------------------------------------
     GGP-BUCKLAND HILLS TWO, INC.                                            DELAWARE
------------------------------------------------------------------------------------------------------
     GGP-BUCKLAND HILLS THREE, INC.                                          DELAWARE
------------------------------------------------------------------------------------------------------
     GGP-CHANDLER, INC.                                                      DELAWARE
------------------------------------------------------------------------------------------------------
     GGP-CHINO HILLS, INC.                                                   DELAWARE
------------------------------------------------------------------------------------------------------
     GGP-COLUMBIANA TRUST                                                    DELAWARE
------------------------------------------------------------------------------------------------------
     GGP-CONCORD LAND CO., INC.                                              DELAWARE
------------------------------------------------------------------------------------------------------
     GGP-DEERBROOK ONE, INC.                                                 DELAWARE
------------------------------------------------------------------------------------------------------
     GGP-DEERBROOK TWO, INC.                                                 DELAWARE
------------------------------------------------------------------------------------------------------
     GGP-DEERBROOK, L.P.                                                     DELAWARE
------------------------------------------------------------------------------------------------------
     GGP GENERAL I, INC.                                                     DELAWARE
------------------------------------------------------------------------------------------------------
     GGP GENERAL II, INC.                                                    DELAWARE
------------------------------------------------------------------------------------------------------
     GGP/H HOLDING, INC.                                                     DELAWARE
------------------------------------------------------------------------------------------------------
     GGP/HOMART SERVICES, INC.                                               DELAWARE
------------------------------------------------------------------------------------------------------
     GGP-LAKELAND SQUARE, INC.                                               DELAWARE
------------------------------------------------------------------------------------------------------
     GGP-LAKELAND SQUARE II, INC.                                            DELAWARE
------------------------------------------------------------------------------------------------------
     GGP-MERIDEN SQUARE, INC.                                                DELAWARE
------------------------------------------------------------------------------------------------------
     GGP-MORENO VALLEY, INC.                                                 DELAWARE
------------------------------------------------------------------------------------------------------
     GGP-NAUGATUCK VALLEY, INC.                                              DELAWARE
------------------------------------------------------------------------------------------------------
     GGP-NESHAMINY, INC.                                                     DELAWARE
------------------------------------------------------------------------------------------------------
     GGP-NESHAMINY TRUST                                                     DELAWARE
------------------------------------------------------------------------------------------------------
     GGP-NEWPARK, INC.                                                       DELAWARE
------------------------------------------------------------------------------------------------------
     GGP-NEWPARK L.L.C.                                                      DELAWARE
------------------------------------------------------------------------------------------------------
     GGP-NORTHBROOK, INC.                                                    DELAWARE
------------------------------------------------------------------------------------------------------
     GGP-NORTH POINT, INC.                                                   DELAWARE
------------------------------------------------------------------------------------------------------
     GGP-PARKS AT ARLINGTON ONE, INC.                                        DELAWARE
------------------------------------------------------------------------------------------------------
     GGP-PARKS AT ARLINGTON TWO, INC.                                        DELAWARE
======================================================================================================


======================================================================================================
                                                                             STATE OF
ENTITY                                                                INCORPORATION/FORMATION
------------------------------------------------------------------------------------------------------
     GGP-PEMBROKE LAKES, INC.                                                DELAWARE
------------------------------------------------------------------------------------------------------
     GGP-PEMBROKE LAKES II, INC.                                             DELAWARE
------------------------------------------------------------------------------------------------------
     GGP-ROLLING OAKS, INC.                                                  DELAWARE
------------------------------------------------------------------------------------------------------
     GGP-SHAVANO PARK, INC.                                                  DELAWARE
------------------------------------------------------------------------------------------------------
     GGP-SPRING CREEK, INC.                                                  DELAWARE
------------------------------------------------------------------------------------------------------
     GGP-STEEPLEGATE, INC.                                                   DELAWARE
------------------------------------------------------------------------------------------------------
     GGP-SUPERSTITION SPRINGS, INC.                                          DELAWARE
------------------------------------------------------------------------------------------------------
     GGP-VISTA RIDGE, INC.                                                   DELAWARE
------------------------------------------------------------------------------------------------------
     GGP-WOODLANDS, L.P.                                                     DELAWARE
------------------------------------------------------------------------------------------------------
     H-D LAKELAND MALL JOINT VENTURE                                          FLORIDA
------------------------------------------------------------------------------------------------------
     HO RETAIL PROPERTIES I LIMITED                                          ILLINOIS
     PARTNERSHIP
------------------------------------------------------------------------------------------------------
     HO RETAIL PROPERTIES II LIMITED                                         ILLINOIS
     PARTNERSHIP
------------------------------------------------------------------------------------------------------
     NESHAMINY MALL JOINT VENTURE LIMITED                                    ILLINOIS
     PARTNERSHIP  (50% ownership)
------------------------------------------------------------------------------------------------------
     NEWGATE MALL L.L.C.                                                     DELAWARE
------------------------------------------------------------------------------------------------------
     NEWPARK MALL L.L.C.                                                     DELAWARE
------------------------------------------------------------------------------------------------------
     NEW RIVER ASSOCIATES (33 1/3% ownership)                                 ARIZONA
------------------------------------------------------------------------------------------------------
     PARKS AT ARLINGTON, L.P.                                                DELAWARE
------------------------------------------------------------------------------------------------------
     PAVILIONS AT BUCKLAND HILLS L.L.C.                                      DELAWARE
------------------------------------------------------------------------------------------------------
     PEMBROKE LAKES MALL LTD.                                                 FLORIDA
------------------------------------------------------------------------------------------------------
     PRINCE KUHIO PLAZA, INC.                                                DELAWARE
------------------------------------------------------------------------------------------------------
     SIMON HOMART SHAVANO MALL                                                 TEXAS
     PARTNERSHIP  (50% ownership)
------------------------------------------------------------------------------------------------------
     SPECTRUM CENTER ASSOCIATES                                             CALIFORNIA
     (50% ownership)
------------------------------------------------------------------------------------------------------
     SPRING CREEK MALL ASSOCIATES   (50% ownership)                          COLORADO
------------------------------------------------------------------------------------------------------
     STONEBRIAR MALL, INC.                                                   DELAWARE
------------------------------------------------------------------------------------------------------
     THE WOODLANDS MALL ASSOCIATES                                           DELAWARE
     (50% ownership)
------------------------------------------------------------------------------------------------------
     TYSONS GALLERIA L.L.C.                                                  DELAWARE
------------------------------------------------------------------------------------------------------
     VISTA RIDGE JOINT VENTURE, L.P.                                         DELAWARE
------------------------------------------------------------------------------------------------------
     VISTA RIDGE MALL, INC.                                                  DELAWARE
------------------------------------------------------------------------------------------------------
     WEST OAKS MALL TRUST                                                    DELAWARE
======================================================================================================

GGP/Homart II, L.L.C. has a controlling interest in the following entities:
--------------------------------------------------------------------------


======================================================================================================
                                                                             STATE OF
ENTITY                                                                INCORPORATION/FORMATION
------------------------------------------------------------------------------------------------------
    ALDERWOOD MALL L.L.C.                                                    DELAWARE
------------------------------------------------------------------------------------------------------
    ALTAMONTE MALL VENTURE                                                    FLORIDA
------------------------------------------------------------------------------------------------------
    ALTAMONTE SPRINGS MALL L.L.C.                                            DELAWARE
------------------------------------------------------------------------------------------------------
    ALTAMONTE SPRINGS MALL, L.P.                                             DELAWARE
------------------------------------------------------------------------------------------------------
    ALTAMONTE SPRINGS MALL II, L.P.                                          DELAWARE
------------------------------------------------------------------------------------------------------
    CAROLINA PLACE L.L.C.                                                    DELAWARE
------------------------------------------------------------------------------------------------------
    ELK GROVE TOWN CENTER L.L.C.                                             DELAWARE
------------------------------------------------------------------------------------------------------
    ELK GROVE TOWN CENTER L.P.                                               DELAWARE
------------------------------------------------------------------------------------------------------
    GENERAL GROWTH PROPERTIES-NATICK                                         DELAWARE
    LIMITED PARTNERSHIP
------------------------------------------------------------------------------------------------------
    GENERAL GROWTH PROPERTIES-NATICK II,                                     DELAWARE
    INC.
------------------------------------------------------------------------------------------------------
    GENERAL GROWTH WILLOWBROOK L.L.C.                                        DELAWARE
------------------------------------------------------------------------------------------------------
    GGP CONTRACTOR, INC.                                                     DELAWARE
------------------------------------------------------------------------------------------------------
    GGP-NATICK TRUST                                                       MASSACHUSETTS
------------------------------------------------------------------------------------------------------
    GGP/HOMART II SERVICES, INC.                                             DELAWARE
------------------------------------------------------------------------------------------------------
    GGP-WILOWBROOK, L.P.                                                     DELAWARE
------------------------------------------------------------------------------------------------------
    MONTCLAIR PLAZA L.L.C.                                                   DELAWARE
------------------------------------------------------------------------------------------------------
    NORTHBROOK COURT L.L.C.                                                  DELAWARE
------------------------------------------------------------------------------------------------------
    NORTHBROOK COURT I L.L.C.                                                DELAWARE
------------------------------------------------------------------------------------------------------
    NORTHBROOK COURT II L.L.C.                                               DELAWARE
------------------------------------------------------------------------------------------------------
    STONEBRIAR MALL LIMITED PARTNERSHIP                                      DELAWARE
------------------------------------------------------------------------------------------------------
    STONEBRIAR MALL (GP) L.L.C.                                              DELAWARE
------------------------------------------------------------------------------------------------------
    WESTCOAST ESTATES                                                       CALIFORNIA
======================================================================================================